                             NATIONWIDE MUTUAL FUNDS
                         Nationwide Large Cap Value Fund
                         Nationwide Mid Cap Growth Fund
                       Nationwide Value Opportunities Fund

                         Supplement Dated August 3, 2007
       to the Prospectus dated February 28, 2007 (as revised May 1, 2007)

NorthPointe  Capital,  LLC  ("NorthPointe"),   a  majority-owned  subsidiary  of
Nationwide  Emerging  Managers,  LLC  ("Nationwide  Emerging  Managers")  and an
indirect majority-owned subsidiary of Nationwide Corporation,  is the subadviser to the  Nationwide  Large Cap Value  Fund,  Nationwide  Mid Cap Growth  Fund and
Nationwide Value  Opportunities Fund  (collectively,  the "NorthPointe  Funds"), each a series of  Nationwide  Mutual  Funds  (the  "Trust").  On July 19,  2007,
Nationwide  Emerging  Managers  and  NorthPointe  Holdings,  LLC entered  into a definitive agreement under which NorthPointe Holdings,  LLC will purchase all of the  membership  interests held by Nationwide  Emerging  Managers in NorthPointe
(the "Transaction"). The Transaction is expected to close during the second half of 2007.

Upon the closing of the  Transaction,  a change in control of  NorthPointe  will occur that will cause NorthPointe's current subadvisory agreement with the Trust to  terminate.  At that  time,  NorthPointe  will  no  longer  be an  affiliated subadviser  because it will not be under  common  control with  Nationwide  Fund
Advisors,  the investment  adviser to the NorthPointe Funds. At a meeting of the
Board of  Trustees  of the Trust  held on June 13,  2007,  the  Board  approved, subject to its receipt and satisfaction with certain factual information not yet available at the time of its June 13 meeting,  a new subadvisory  agreement with newly-unaffiliated  NorthPointe,  in  reliance  upon  the  Manager  of  Managers exemptive  order the Trust has  obtained  from the SEC,  which does not  require shareholder  approval  of the  hiring  of an  unaffiliated  subadviser.  The new subadvisory agreement with newly-unaffiliated NorthPointe, which is identical in all material  respects to the current  subadvisory  agreement,  will take effect immediately  upon the  closing  of the  Transaction  and will  ensure  continued
provision of subadvisory  services by NorthPointe to the NorthPointe  Funds. The portfolio managers of the NorthPointe Funds currently are expected to remain the same after the closing of the Transaction.

PS-CEQ-1 8-07        PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE